UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): January 19, 2018

Ocean Power Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33417	22-2535818
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

28 Engelhard Drive Monroe Township, New Jersey	08831
(Address of principal executive offices)	(Zip Code)

(609) 730-0400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 18, 2018, the Board adopted the Ocean Power Technologies, Inc. Employment Inducement Incentive Award Plan (the “Inducement Plan”) and, subject to the adjustment provisions of the Inducement Plan, reserved 500,000 shares of the Company’s common stock for issuance pursuant to equity awards granted under the Inducement Plan.

The Inducement Plan was adopted without stockholder approval pursuant to Rule 5635(c)(4) and Rule 5635(c)(3) of the Nasdaq Listing Rules. The Inducement Plan provides for the grant of equity-based awards, including restricted stock units, restricted stock, performance shares and performance units, and its terms are substantially similar to the Company’s 2015 Omnibus Incentive Plan, including with respect to treatment of equity awards in the event of a “change in control” as defined under the Inducement Plan, but with such other terms and conditions intended to comply with the NASDAQ inducement award exception.

In accordance with Rule 5635(c)(4) and Rule 5635(c)(3) of the Nasdaq Listing Rules, awards under the Inducement Plan may only be made to individuals not previously employees of the Company (or following such individuals’ bona fide period of non-employment with the Company), as an inducement material to the individuals’ entry into employment with the Company.

A copy of the Inducement Plan and related form agreement under the Inducement Plan are attached as Exhibits 10.1 and 10.2 hereto and incorporated by reference herein. The above description of the Inducement Plan does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 8.01	Other Events

On January 16, 2018, the Company. issued a press release announcing the appointment of Christopher Phebus as Vice President of Engineering. A copy of the press release is furnished as Exhibit 99.2 to this report and is incorporated herein by reference. In addition, on January 19, 2018, as required by the rules of the NASDAQ Stock Market, the Company issued a press release announcing an inducement award made to Mr. Phebus under the Inducement Plan. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibits

* 10.1 Employment Inducement Incentive Award Plan.

* 10.2 Form of Restricted Stock Agreement for Employment Inducement Incentive Award Plan.

** 99.1 Press release dated January 19, 2018 announcing Employment Inducement Incentive Award Plan and restricted share grant from the Company’s Employment Inducement Incentive Award Plan.

** 99.2 Press release dated January 16, 2018 regarding appointment of Christopher Phebus as Vice President of Engineering.

* Filed herewith.

**Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2018
OCEAN POWER TECHNOLOGIES, INC.

/s/ George H. Kirby III
George H. Kirby III
President and Chief Executive Officer

Exhibit Index

* 10.2 Form of Restricted Stock Agreement for Employment Inducement Incentive Award Plan.

** 99.1 Press release dated January 19, 2018 announcing Employment Inducement Incentive Award Plan and restricted share grant from the Company’s Employment Inducement Incentive Award Plan.

** 99.2 Press release dated January 16, 2018 regarding appointment of Christopher Phebus as Vice President of Engineering.

* Filed herewith.

**Furnished herewith.